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                                                                   Exhibit 23(b)



                             ACCOUNTANTS' CONSENT


     We hereby consent to the use of our independent auditors' report dated May 23, 1997 (on the consolidated financial statements of Peoples Bancshares, Inc. and Subsidiary as of and for the years ended December 31, 1996 and 1995) included in this Form SB-2 Registration Statement and to the reference to our firm under the heading "Experts" included herein.


/s/ GRA, Thompson, White & Co., P.C.


Merriam, Kansas
November 6, 1997